Management Discussion
and
Third Quarter Report 2005

Tri-Continental
Corporation

an investment you can live with

Tri-Continental Corporation

This Management Discussion is intended only for the information of Stockholders who have received the current prospectus for Tri-Continental Corporation. You should consider the investment risks, charges, and expenses of Tri-Continental before purchasing shares. The prospectus, which contains information about these factors and other information, should be read carefully before purchasing shares. The prospectus may be obtained by calling Stockholder Services at 800-TRI-1092.

The views and opinions expressed are those of the Portfolio Managers, are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice. Tri-Continental is actively managed, and its holdings are subject to change. For a complete listing of portfolio holdings, please consult Tri-Continental’s third quarter report.

TRI-CONTINENTAL MANAGEMENT DISCUSSION
Interview with Your Portfolio Managers, Jack Cunningham and Michael McGarry

What economic and market conditions impacted Tri-Continental’s portfolio for the three months ended September 30, 2005?

Factors that impacted Tri-Continental’s performance for the period included rising interest rates, higher oil prices, and the effects of Hurricanes Katrina and Rita. The quarter began with the markets emerging from what Federal Reserve Chairman Alan Greenspan referred to as an economic “soft patch.” The US Treasury yield curve continued to flatten (short-term rates moved higher while long-term rates moved lower) throughout most of the quarter, with longer-term rates beginning to move up in September. Consumer stocks suffered as a result of higher gas prices and the prospect of higher heating costs this winter. Despite this activity, the markets held up well. Energy and Utilities were the best performing economic sectors of the S&P 500 Index. The Technology sector also posted a strong quarter, which was a bit unusual given that, historically, Energy and Technology have fairly negative correlations. Consumer spending and corporate profits continued to remain robust.

What can you tell us about Tri-Continental’s investment results and portfolio strategy during the third quarter of 2005?

For the three months ended September 30, 2005, Tri-Continental Corporation posted a total return of 2.02% based on net asset value and 2.86% based on market price. The Corporation’s benchmark, the S&P 500 Index, returned 3.60%, and the Corporation’s peers, as measured by the Lipper Closed-End Growth & Income Funds Average, returned 2.85% for the same period. Tri-Continental’s largest sector weightings as of the close of the period were Information Technology, followed by Financials and Health Care.

We decreased Tri-Continental’s sector weighting in Energy and Utilities during the period. We sold positions within these sectors that we believe had already performed quite well and whose valuations we thought were no longer attractive. These sectors continued to post strong performance, however, and Tri-Continental’s relative

Not part of third quarter report

1

Tri-Continental Corporation

underweighting in each contributed to its underperformance for the three-month period. Entering the third quarter, Tri-Continental’s largest sector weighting was Financials; the portfolio was underweight, relative to the S&P 500, and we continued to scale back the portfolio’s exposure within Financials, amid expectations of a continued flattening in the yield curve and rising interest rates. While this underweight in Financials proved helpful, stock selection within the sector further contributed to Tri-Continental’s relative underperformance. Sectors that made the most positive contributions to performance for the period were Information Technology, Energy, and Consumer Staples.

Tri-Continental’s investment strategy for the three months included a modest repositioning of the portfolio. The Corporation took profits in sectors where securities the portfolio held performed well and where we were concerned about valuations, such as Energy and Utilities. We redeployed the proceeds to Information Technology and Health Care, sectors we believe to possess more attractive growth prospects and valuations. The Corporation’s strategy also included the writing of “covered calls.” By writing a covered call, we agree to sell shares of a particular security that Tri-Continental already holds in its portfolio, which we believe has already performed well, and which we would feel comfortable selling should it reach the higher strike price designated by the call option. This strategy enables Tri-Continental to add incremental returns in the form of call premiums.

What is your outlook?

We expect further appreciation in stocks, but caution that this could be somewhat dependent on oil prices and indications from the Fed that it is close to finishing its series of interest rate increases. We have seen a small retreat in oil prices, which we believe will help boost consumer confidence. An increase in consumer confidence should benefit the markets and economy overall. Consumer cyclical stocks that were hurt in the third quarter look more attractive, and we may seek incremental investment opportunities there as well as in other economic sectors.

We remain optimistic that we will see decent economic growth in the fourth quarter of the year. The hurricanes will certainly slow growth a bit, but GDP growth in the first quarter of next year should increase as reconstruction gets under way. We are keeping an eye on inflation, due to higher energy costs and, in part, to the effects of the hurricanes. We are not overly concerned, however, as we believe a retreat in oil prices overall will prove beneficial to the overall economy.

Not part of third quarter report

2

Tri-Continental Corporation

THIRD QUARTER REPORT 2005

November 21, 2005

To the Stockholders:

     Your third quarter Stockholder report for Tri-Continental Corporation follows this letter. The report contains Tri-Continental’s investment results and portfolio of investments.

     For the three months ended September 30, 2005, the Corporation posted a total return of 2.02% based on net asset value and 2.86% based on market price. For the same period, the S&P 500 Index returned 3.60% and the Lipper Closed-End Growth & Income Funds Average returned 2.85% .

     On November 17, 2005, the Board of Directors voted to renew the Corporation’s stock repurchase program, which allows the Corporation to repurchase up to 5% of its common stock in the open marker from January 1, 2006 through December 31, 2006, as long as its discount to net asset value exceeds 10%. We believe stockholders benefit from the renewal of the stock repurchase program. It increases the liquidity of the Corporation’s common stock. Additionally, it reduces the long-term growth in the number of shares outstanding, and shares repurchased under the program are accretive to net asset value.

     Thank you for your continued support of Tri-Continental Corporation. We look forward to serving your investment needs for many years to come.

By order of the Board of Directors,

William C. Morris Chairman	Brian T. Zino President

Tri-Continental Corporation

Investment Results Per Common Share
TOTAL RETURNS
For Periods Ended September 30, 2005

			Average Annual

	Three	Nine	One	Three	Five	Ten
	Months*	Months*	Year	Years	Years	Years

Market Price	2.86%	0.83%	11.65%	12.90%	(2.36)%	7.23%
Net Asset Value	2.02	0.25	10.57	14.05	(2.64)	7.00
Lipper Closed-End
Growth & Income
Funds Average**	2.85	3.67	13.16	15.49	2.74	8.40

S&P 500 Index**	3.60	2.77	12.25	16.71	(1.49)	9.49

PRICE PER SHARE

	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2004

Market Price	$18.26	$17.81	$17.80	$18.28
Net Asset Value	21.72	21.36	21.00	21.87

DIVIDEND, CAPITAL GAIN AND YIELD INFORMATION
For the Nine Months Ended September 30, 2005
	Capital Gain

Dividends Paid‡	Realized†	Unrealized††	SEC 30-Day YieldØ

$0.17	$1.70	$0.46	1.42%

Performance data quoted represents past performance and does not guarantee future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Fund as of the most recent month end will be made available at www.seligman.com1 by the seventh business day following that month end. The Manager made certain payments to the Corporation in May 2004. Absent such payments, the net asset value returns that include this period would have been lower. Returns reflect changes in market price or net asset value, as applicable, and assume reinvestment of distributions. Performance data quoted does not reflect the deduction of taxes that investors may pay on distributions or the sale of shares. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
*	Returns for periods of less than one year are not annualized.
**	The Lipper Closed-End Growth & Income Funds Average (the “Lipper Average”) and the Standard & Poor’s 500 Composite Stock Index
(the “S&P 500”) are unmanaged benchmarks that assume reinvestment of all distributions. The Lipper Average excludes the effect of any costs associated with the purchase of shares, and the S&P 500 excludes the effect of fees and sales charges. The Lipper Average measures the performance of closed-end funds that combine a growth-of-earnings orientation and an income requirement for level and/or rising dividends. The S&P 500 measures the performance of 500 of the largest US companies based on market capitalizations. Investors cannot invest directly in an index or an average.
‡	Preferred Stockholders were paid dividends totaling $1.875 per share.
†	Information does not reflect the effect of capital loss carryforwards that are available to offset these and future realized capital gains.
††	Represents the per share amount of net unrealized appreciation of portfolio securities as of September 30, 2005.
Ø	Current yield, representing the annualized yield for the 30-day period ended September 30, 2005, has been computed in accordance with
SEC regulations and will vary.
[1]	The reference to Seligman’s website is an inactive textual reference and information contained in or otherwise accessible through Seligman’s website does not form a part of this report or the Corporation's prospectus.

Tri-Continental Corporation

Largest Portfolio Changes
July 1, 2005 to September 30, 2005

Largest Purchases	Largest Sales
Albertson's Inc.*	Crown Castle International Corp**
Google Inc.*	MBNA Corporation**
Advanced Micro Devices, Inc.*	Exxon Mobil Corporation
ConocoPhillips	Ameren Corporation**
Bank of America Corporation	Novell, Inc.**
Johnson & Johnson	Nortel Networks Corporation**
Chevron Corporation	PPL Corporation**
Valeant Pharmaceuticals International*	BP p.l.c. (ADR)**
Corning Incorporated*	Marriott International, Inc. Class A**
Wachovia Corporation	Duke Energy Corporation**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

* Position added during the period
** Position eliminated during the period

Ten Largest Equity Holdings
September 30, 2005

	Cost	Value
	(000s)	(000s)

General Electric Company	$97,093	$87,055
Citigroup Inc.	75,738	81,860
Microsoft Corporation	80,040	75,453
Altria Group, Inc.	37,784	61,583
Exxon Mobil Corporation	36,062	60,384
Pfizer Inc.	77,064	54,585
Bank of America Corporation	52,386	52,084
Johnson & Johnson	45,282	47,470
Wal-Mart Stores, Inc.	58,033	44,864
American International Group	43,109	44,549

	$602,591	$609,887

Tri-Continental Corporation

Portfolio of Investments (unaudited)	September 30, 2005

	Shares		Value

COMMON STOCKS
AND WARRANTS 98.4%
AEROSPACE AND
DEFENSE 1.6%
General Dynamics Corporation	105,900		$12,660,345
Honeywell International Inc.	688,900		25,833,750

			38,494,095

AIR FREIGHT AND
LOGISTICS 0.5%
FedEx Corp.	149,610		13,035,519

BEVERAGES 1.9%
Coca-Cola Company (The)	633,900		27,378,141
PepsiCo, Inc.	316,200		17,931,702

			45,309,843

BIOTECHNOLOGY 1.9%
Amgen Inc.*	289,100	(1)	23,026,815
Pharmion Corporation*	998,600		21,754,501

			44,781,316

BUILDING PRODUCTS 0.5%
Masco Corporation	377,300		11,575,564

CAPITAL MARKETS 3.0%
Bank of New York
Company, Inc. (The)	633,500		18,631,235
Goldman Sachs
Group, Inc. (The)	130,600		15,878,348
Merrill Lynch & Co. Inc.	313,400		19,227,090
Morgan Stanley	340,970		18,391,922

			72,128,595

CHEMICALS 2.4%
Dow Chemical Co. (The)	396,900		16,538,823
E.I. Du Pont de Nemours
and Company	599,400		23,478,498
Praxair, Inc.	385,500		18,477,015

			58,494,336

COMMERCIAL BANKS 3.1%
Bank of America Corporation	1,237,140		52,083,594
Wachovia Corporation	483,163		22,993,727

			75,077,321

COMMERCIAL SERVICES
AND SUPPLIES 2.3%
Cendant Corporation	1,400,100		28,898,064
Waste Management Inc.	888,100		25,408,541

			54,306,605

	Shares or
	Warrants		Value

COMMUNICATIONS
EQUIPMENT 5.9%
Cisco Systems, Inc.*	1,994,180	shs.	$35,745,677
Corning Incorporated*	835,500		16,150,215
Lucent Technologies, Inc.*	6,389,900		20,767,175
Lucent Technologies Inc.
(exercise price of $2.75,
expiring 12/10/2007)	6,919,689	wts.	6,608,303
Nokia Corp. (ADR)	2,357,700	shs.	39,868,707
QUALCOMM Inc.	512,100		22,883,188

			142,023,265

COMPUTERS AND
PERIPHERALS 3.3%
Apple Computer, Inc.*	115,200		6,176,448
Dell Inc.*	241,860		8,270,403
EMC Corporation*	1,655,600		21,423,464
International Business
Machines Corporation	537,820		43,143,920

			79,014,235

CONSUMER FINANCE 0.6%
American Express Company	263,530		15,137,163

CONTAINERS AND
PACKAGING 0.9%
Smurfit-Stone
Container Company*	2,167,600		22,434,660

DIVERSIFIED CONSUMER
SERVICES 0.6%
ServiceMaster Company (The)	986,000		13,350,440

DIVERSIFIED FINANCIAL
SERVICES 5.3%
CIT Group Inc.	132,800		5,999,904
Citigroup Inc.	1,798,330		81,859,982
J.P. Morgan Chase & Co.	1,150,000		39,019,500

			126,879,386

DIVERSIFIED
TELECOMMUNICATION
SERVICES 2.4%
Citizens Communications
Company	1,573,500		21,320,925
SBC Communications Inc.	371,500		8,904,855
Verizon Communications Inc.	847,600		27,708,044

			57,933,824

See footnotes on page 8.

Tri-Continental Corporation

Portfolio of Investments (unaudited)	September 30, 2005

	Shares		Value

ENERGY EQUIPMENT
AND SERVICES 1.1%
National Oilwell Varco Inc.*	93,700	(1)	$6,165,460
Tidewater Inc.	300,400	(1)	14,620,468
Transocean Inc.*	105,300	(1)	6,455,943

			27,241,871

FOOD AND STAPLES
RETAILING 4.6%
Albertson’s, Inc.	1,250,400	(1)	32,072,760
CVS Corporation	412,800		11,975,328
Kroger Company (The)*	1,049,400		21,607,146
Wal-Mart Stores, Inc.	1,023,820		44,863,793

			110,519,027

FOOD PRODUCTS 0.5%
McCormick & Company,
Incorporated	380,600		12,418,978

HEALTH CARE EQUIPMENT
AND SUPPLIES 1.0%
Boston Scientific Corporation*	515,400		12,044,898
Medtronic, Inc.	217,400		11,656,988

			23,701,886

HEALTH CARE PROVIDERS
AND SERVICES 1.4%
Aetna Inc.	78,600		6,770,604
HCA Inc.	241,000		11,548,720
WellPoint Inc.*	215,200		16,316,464

			34,635,788

HOTELS, RESTAURANTS
AND LEISURE 0.6%
Applebee's International, Inc.	669,600		13,850,676

HOUSEHOLD PRODUCTS 1.0%
Colgate-Palmolive Company	231,200		12,205,048
Procter & Gamble
Company (The)	219,212		13,034,346

			25,239,394

INDUSTRIAL
CONGLOMERATES 5.2%
General Electric Company	2,585,550		87,055,469
Tyco International Ltd.	1,427,640		39,759,774

			126,815,243

	Shares		Value

INSURANCE 2.7%
American International
Group, Inc.	719,000		$44,549,240
Prudential Financial, Inc.	310,700		20,990,892

			65,540,132

INTERNET SOFTWARE
AND SERVICES 1.3%
Google Inc.*	68,800		21,749,056
Yahoo!, Inc.*	291,500		9,871,648

			31,620,704

MACHINERY 1.5%
Deere & Company	190,400		11,652,480
Illinois Tool Works Inc.	284,380		23,413,005

			35,065,485

MEDIA 5.3%
Clear Channel
Communications, Inc.	506,400		16,655,496
Comcast Corporation Class A*	732,500		21,480,562
News Corp. Class A	1,260,200		19,646,518
Time Warner Inc.	1,880,300		34,052,233
Univision Communications Inc.
Class A*	770,000		20,428,100
Viacom Inc.	497,400		16,419,174

			128,682,083

METALS AND MINING 0.9%
Alcoa Inc.	431,300		10,532,346
Freeport-McMoRan
Copper & Gold, Inc. Class B	227,600		11,059,084

			21,591,430

MULTILINE RETAIL 1.4%
Dollar General Corporation	1,237,300		22,692,082
Federated Department
Stores, Inc.	179,800		12,023,226

			34,715,308

OIL, GAS AND
CONSUMABLE FUELS 5.5%
Chevron Corporation	525,900	(1)	34,041,507
ConocoPhillips	450,200	(1)	31,473,482
Exxon Mobil Corporation	950,325	(1)	60,383,650
Pogo Producing Company	108,200	(1)	6,377,308

			132,275,947

See footnotes on page 8.

Tri-Continental Corporation

Portfolio of Investments (unaudited)	September 30, 2005

	Shares	Value

PERSONAL
PRODUCTS 0.9%
Avon Products, Inc.	385,500	$10,408,500
Gillette Company	206,200	12,000,840

		22,409,340

PHARMACEUTICALS 9.9%
Andrx Corp.*	1,208,700	18,644,197
Forest Laboratories, Inc.*	488,200	19,025,154
Johnson & Johnson	750,163	47,470,315
Lilly Eli & Company	310,600	16,623,312
Novartis (ADR)	506,300	25,821,300
Pfizer Inc.	2,186,038	54,585,369
Sanofi-Aventis (ADR)	288,500	11,987,175
Valeant Pharmaceuticals
International	980,100	19,680,408
Wyeth	532,300	24,629,521

		238,466,751

SEMICONDUCTORS AND
SEMICONDUCTOR
EQUIPMENT 2.7%
Advanced Micro Devices, Inc.*	915,000	23,058,000
Broadcom Corporation Class A*	398,500	18,695,628
Intel Corporation	944,590	23,279,421

		65,033,049

SOFTWARE 6.1%
Computer Associates
International, Inc.	808,500	22,484,385
Mercury Interactive
Corporation*	321,600	12,732,144
Microsoft Corporation	2,933,056	75,452,866
Symantec Corporation*	1,569,174	35,533,945

		146,203,340

SPECIALTY RETAIL 1.8%
The Gap, Inc.	658,200	11,472,426
The Home Depot, Inc.	491,600	18,749,624
Limited Brands, Inc.	608,300	12,427,569

		42,649,619

THRIFTS AND
MORTGAGE FINANCE 1.5%
Freddie Mac	223,700	12,630,102
Fannie Mae	544,700	24,413,454

		37,043,556

	Shares, Principal Amount,
	Partnership Interest
	or Shares Subject to Call		Value

TOBACCO 2.5%
Altria Group, Inc.	835,480	shs.	$61,583,231

WIRELESS
TELECOMMUNICATION
SERVICES 2.8%
American Tower Corporation
Class A*	1,232,600		30,753,369
Nextel Partners, Inc. Class A*	503,100		12,620,263
Sprint Nextel Corporation	981,900		23,349,582

			66,723,214

TOTAL COMMON STOCKS
AND WARRANTS			2,374,002,219

US TREASURY NOTES 0.3%
US Treasury Notes
3.375%, 2/28/2007	$6,900,000	(1)	6,826,694

TRI-CONTINENTAL
FINANCIAL DIVISION 0.1%
WCAS Capital
Partners II, L.P.†	4,301,124		1,792,911
Whitney Subordinated
Debt Fund, L.P.†	1,507,882		410,272

TOTAL TRI-CONTINENTAL
FINANCIAL DIVISION			2,203,183

CALL OPTIONS
PURCHASED 0.4%
CHEMICALS 0.0%
E.I. Du Pont de Nemours and
Company, expiring
January 2008 at $35	150,000	shs.	1,080,000

COMMUNICATIONS
EQUIPMENT 0.1%
Corning Incorporated,
expiring January 2006 at $20	1,378,200		2,067,300

ELECTRONIC EQUIPMENT
AND INSTRUMENTS 0.0%
Symbol Technologies Inc.,
expiring January 2006 at $10	780,900		702,810

FOOD AND STAPLES
RETAILING 0.0%
Albertson's, Inc., expiring
March 2006 at $25	222,400		511,520

See footnotes on page 8.

Tri-Continental Corporation

Portfolio of Investments (unaudited)	September 30, 2005

	Principal Amount or
	Shares Subject to Call		Value

INDUSTRIAL
CONGLOMERATES 0.1%
3M Company, expiring
January 2008 at $70	249,000	shs.	$3,037,800

PHARMACEUTICALS 0.2%
Andrx Corporation, expiring
January 2008 at $15	796,800		3,346,560

WIRELESS
TELECOMMUNICATION
SERVICES 0.0%
Nextel Partners Inc.,
expiring October 2005 at $30	166,600		8,330
Nextel Partners Inc., expiring
October 2005 at $27.50	253,600		19,020
Nextel Partners Inc., expiring
November 2005 at $27.50	168,800		42,200
Nextel Partners Inc., expiring
November 2005 at $30	513,100		51,310
Nextel Partners Inc., expiring
January 2007 at $25	320,000		752,000

			872,860

TOTAL CALL OPTIONS
PURCHASED			11,618,850

SHORT-TERM HOLDINGS 1.4%
US TREASURY NOTES 0.7%
US Treasury Notes
5.75%, 11/15/2005	$6,050,000	(1)	6,067,727
US Treasury Notes
1.875%, 12/31/2005	5,950,000	(1)	5,926,063
US Treasury Notes
2.25%, 4/30/2006	5,615,000	(1)	5,561,483

			17,555,273

REPURCHASE
AGREEMENT 0.7%
State Street Bank 3.1%, dated
9/30/2005, maturing 10/3/2005,
in the amount of $17,139,427,
collateralized by: $17,680,000
US Treasury Notes 3.625%,
7/15/2006, with a fair market
value of $17,481,100	17,135,000		17,135,000

	Shares
	Subject to Call/Put	Value

TOTAL SHORT-TERM
HOLDINGS		$34,690,273

TOTAL INVESTMENTS
100.6%		2,429,341,219
OTHER ASSETS LESS
LIABILITIES (0.6%)		(13,807,725)

NET INVESTMENT
ASSETS 100.0%		$2,415,533,494

CALL AND PUT
OPTIONS WRITTEN
CALL OPTIONS WRITTEN
Amgen Inc. expiring
October 2005 at $85	67,500	$(50,625)
Chevron Corporation,
expiring October 2005
at $65	263,000	(355,050)
ConocoPhillips, expiring
October 2005 at $70	225,000	(416,250)
Exxon Mobil Corporation,
expiring October 2005
at $65	317,500	(238,125)
National Oilwell Varco Inc.
expiring October 2005
at $65	93,700	(257,675)
Pogo Producing Company,
expiring October 2005
at $55	108,200	(481,490)
Tidewater Inc. expiring
October 2005 at $45	300,400	(1,171,560)
Transocean Inc., expiring
October 2005 at $65	105,300	(73,710)

		(3,044,485)

PUT OPTIONS WRITTEN
Albertson’s, Inc. expiring
March 2006 at $25	222,400	(422,560)
Apple Computer, Inc.,
expiring October 2005
at $52.50	115,200	(201,600)
Corning Incorporated,
expiring November 2005
at $17.50	337,800	(168,900)

See footnotes on page 8.

Tri-Continental Corporation

Portfolio of Investments (unaudited)
September 30, 2005

	Shares Subject to Put	Value

PUT OPTIONS WRITTEN (continued)
Nextel Partners, Inc.
expiring January 2007
at $30	182,600	$(913,000)

		(1,706,060)

TOTAL CALL AND
PUT OPTIONS WRITTEN		$(4,750,545)

*	Non-income producing security.
**	The cost of investments for federal income tax purposes was $2,380,449,749. The tax basis gross unrealized appreciation and depreciation of portfolio securities were $211,439,584 and $162,548,114, respectively.
†	At September 30, 2005, the Tri-Continental Financial Division comprised two investments that were purchased through private offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. These investments are valued at fair value as determined in accordance with procedures approved by the Board of Directors of the Corporation. The acquisition dates of investments in the limited partnerships, along with their cost and values at September 30, 2005, were as follows:

Investment	Acquisition Date(s)	Cost	Value

WCAS Capital Partners II, L.P.	12/11/90 to 3/24/98	$4,301,124	$1,792,911
Whitney Subordinated Debt Fund, L.P.	7/12/89 to 11/10/98	1,507,882	410,272

Total		$5,809,006	$2,203,183

(1) All or part of the security is held as collateral for options written.

ADR - American Depositary Receipt.

Security Valuation - Securities (including options) traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Securities not listed on an exchange or security market, or securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices or are valued by J. & W. Seligman & Co. Incorporated (the “Manager”) based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available or are otherwise no longer valid or reliable are valued at fair value determined in accordance with procedures approved by the Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, inter-day market disruptions, intra-day trading halts, and extreme market volatility.

Short-term holdings that mature in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are valued at amortized cost.

Tri-Continental Corporation

Stockholder Services

     Tri-Continental provides a number of services to make maintaining an investment in its Common Stock more convenient. Please consult Tri-Continental’s prospectus for the terms and conditions of these services.

Automatic Dividend Investment and Cash Purchase Plan. Subject to the terms and conditions set forth in the prospectus, Stockholders may automatically purchase additional shares with dividends and capital gains. There is no charge for this service. Stockholders may also, subject to the terms and conditions of the prospectus, purchase additional shares directly from the Corporation. There is a service fee of a maximum of $2.00 for each cash purchase transaction.

Automatic Cash Withdrawal Plan. Stockholders who hold common shares with a market value of $5,000 or more may elect to receive a fixed amount from their investment at regular intervals by selling their shares to the Corporation.

Traditional Individual Retirement Account (IRA). Stockholders who have earned income and are under age 70 1 / 2 may contribute up to $4,000 per year to a Traditional IRA for 2005. A working or non-working spouse may also contribute up to $4,000 to a separate Traditional IRA for 2005. Additionally, individuals who reach age 50 prior to the end of a taxable year may make “catch-up contributions” to a Traditional IRA of up to $500 (increasing to $1,000 for years beginning after 2005). Contributions to a Traditional IRA may be deductible or non-deductible. If you are single and not covered by an employer’s retirement plan, your contribution will always be deductible. For individuals who are covered by a plan, contributions will be fully deductible if your modified adjusted gross income (MAGI) in 2005 is less than $50,000. For spouses who are both covered by a plan, contributions will be fully deductible if your MAGI is less than $70,000. If one spouse does not work or is not covered by a retirement plan, that spouse’s contribution will be fully deductible provided your household MAGI does not exceed $150,000. If your contribution is not deductible, you may still take advantage of the tax-deferred accumulation of earnings in your Traditional IRA.

Rollover IRA. You may be eligible to roll over a distribution of assets received from another IRA, a qualified employee benefit plan, or tax-deferred annuity into a Rollover IRA with Tri-Continental. To avoid a tax penalty, the transfer to a Rollover IRA must occur within 60 days of receipt of the qualifying distribution. If you do not make a direct transfer of a distribution from a qualified employee benefit plan or a tax-deferred annuity to a Rollover IRA, the payor of the distribution must withhold 20% of the distribution.

Roth IRA. You (and a working or non-working spouse) may each make an after-tax contribution of up to $4,000 per year to a Roth IRA provided you have earned income and meet the eligibility requirements. Your MAGI must be less than $95,000 (individuals) or $150,000 (married couples) to be eligible to make a full contribution to a Roth IRA. You are eligible to make a partial Roth IRA contribution if your MAGI is below $110,000 (individuals) or $160,000 (married couples). Total combined contributions to a Roth IRA and a Traditional IRA cannot exceed $4,000 in any year. Additionally, individuals who reach age 50 prior to the end of a taxable year may make “catch-up contributions” to either a Roth IRA or Traditonal IRA of up to $500 (increasing to $1,000 for years beginning after 2005). Earnings grow tax-free and will be distributed to you tax-free and penalty-free provided that you hold your account for at least five years and you take the distribution either after age 59 1 / 2 , for disability, upon death, or to make a first-time home purchase (up to $10,000). Unlike

Tri-Continental Corporation

Stockholder Services (continued)

a Traditional IRA, you may contribute to a Roth IRA even if you are over age 70 1 / 2 (if you have earned income), and you are not required to take minimum distributions at age 70 1 / 2 . You may convert an existing Traditional IRA to a Roth IRA to take advantage of tax-free distributions. You must pay taxes on any earnings and deductible contributions in your Traditional IRA when converting it to a Roth IRA. Talk to your financial advisor for more details on converting your Traditional IRA.

Retirement Planning — Qualified Plans. Unincorporated businesses and the self-employed may take advantage of the same benefits in their retirement plans that are available to corporations. Contribution levels can go as high as 100% of earned income (reduced by plan contributions), to a maximum of $42,000 per participant. For retirement plan purposes, no more than $210,000 may be taken into account as earned income under the plan in 2005. Social Security integration and employee vesting schedules are also available as options in the Tri-Continental prototype retirement plans. Although you already may be participating in an employer’s retirement plan, you may be eligible to establish another plan based upon income from other sources, such as director’s fees.

Retirement Plan Services provides information about our prototype retirement plans. The toll-free telephone number is (800) 445-1777 in the US and (212) 682-7600 outside the US.

Gifts Free of Federal Tax are often made using Tri-Continental Common Stock. You may give as much as $11,000 a year to as many individuals as desired free of federal gift tax, and a married couple may give up to $22,000 a year.

Stock Repurchase Program. On November 18, 2004, the Board of Directors authorized the renewal of Tri-Continental’s ongoing share repurchase program. The program authorizes the Corporation to repurchase up to 5.6% of the Corporation’s shares during the period from renewal through December 31, 2005, provided that the discount of a share’s market price to its net asset value (“NAV”) remains greater than 10%. The stock repurchase plan seeks, among other things, to moderate the growth in the number of shares outstanding, increase the net asset value of outstanding shares, increase the liquidity of Tri-Continental’s common stock, and reduce the dilutive impact on Stockholders who do not take capital gains distributions, when such distributions are made, in additional shares.

     Between November 18, 2004 and September 30, 2005, 4,812,667 million shares were repurchased. This is approximately 4.2% of the shares outstanding at the beginning of the period. The repurchase of additional shares is expected to continue through December 31, 2005, as long as the discount remains above 10%. On November 17, 2005, the Board of Directors voted to renew the Corporation’s share repurchase program through 2006.

Tri-Continental Corporation

Board of Directors

Robert B. Catell (2,3)
Chairman, Chief Executive Officer and Director
     KeySpan Corporation

John R. Galvin (1,3)
Dean Emeritus, Fletcher School of Law and
     Diplomacy at Tufts University

Alice S. Ilchman (2,3)
President Emerita, Sarah Lawrence College
Director, Jeannette K. Watson Summer Fellowship
Trustee, Committee for Economic Development

Frank A. McPherson (2,3)
Retired Chairman of the Board and Chief Executive
     Officer, Kerr-McGee Corporation
Director, ConocoPhillips
Director, Integris Health

Betsy S. Michel (1,3)
Trustee, The Geraldine R. Dodge Foundation

William C. Morris
Chairman, J. & W. Seligman & Co. Incorporated
Chairman, Carbo Ceramics Inc.

Leroy C. Richie (1,3)
Chairman and Chief Executive Officer,
     Q Standards Worldwide, Inc.
Director, Kerr-McGee Corporation

Robert L. Shafer (2,3)
Ambassador and Permanent Observer of the Sovereign
     Military Order of Malta to the United Nations

James N. Whitson (1,3)
Retired Executive Vice President and Chief Operating
     Officer, Sammons Enterprises, Inc.
Director, CommScope, Inc.

Brian T. Zino
Director and President,
     J. & W. Seligman & Co. Incorporated
Chairman, Seligman Data Corp.
Director, ICI Mutual Insurance Company
Member of the Board of Governors,
     Investment Company Institute

Member: (1) Audit Committee
               (2) Director Nominating Committee
(3) Board Operations Committee

Tri-Continental Corporation

Executive Officers

William C. Morris
Chairman

Brian T. Zino
President and Chief Executive Officer

John B. Cunningham
Vice President

Eleanor T. M. Hoagland
Vice President and Chief Compliance Officer

Charles W. Kadlec
Vice President	Michael F. McGarry Vice President Thomas G. Rose Vice President Lawrence P. Vogel Vice President and Treasurer Frank J. Nasta Secretary

Additional Fund Information

Manager J. & W. Seligman & Co. Incorporated 100 Park Avenue New York, NY 10017 Stockholder Service Agent Seligman Data Corp. 100 Park Avenue New York, NY 10017	Important Telephone Numbers
(800) TRI-1092      Stockholder Services
(800) 445-1777      Retirement Plan Services
(212) 682-7600      Outside the United States
(800) 622-4597      24-Hour Automated
Telephone Access Service

Tri-Continental Corporation

Managed by

J. & W. SELIGMAN & CO.
INCORPORATED
INVESTMENT MANAGERS AND ADVISORS
ESTABLISHED 1864

This report is intended only for the information of Stockholders who have received the current prospectus covering shares of Common Stock of Tri-Continental Corporation, which contains information about investment objectives, risks, management fees and other costs. The prospectus should be read carefully before investing and may be obtained by calling Stockholder Services at 800-TRI-1092.

CETRI3c 9/05